UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016 (April 28, 2016)
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TIVO INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California
95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 28, 2016, the board of directors of TiVo Inc., a Delaware corporation (the “Company” or “TiVo”) approved an amendment to the Company’s Third Amended and Restated Bylaws (the “Bylaw Amendment”) to adopt Delaware as the exclusive forum for adjudication of certain claims and disputes as set forth in Section 48 under Article XV entitled “Forum for Adjudication for Certain Disputes.” The Bylaw Amendment was effective upon the approval by the board of directors.
The foregoing description of the Bylaw Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Bylaw Amendment which is attached hereto as Exhibit 3.1 and incorporated in its entirety herein by reference.
Item 8.01.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 29, 2016, the Company issued a joint press release announcing entry into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Rovi Corporation (“Rovi”), Titan Technologies Corporation, a Delaware corporation and wholly owned subsidiary of Rovi (“Parent”), Nova Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Rovi Merger Sub”) and Titan Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“TiVo Merger Sub”), providing for the merger of Rovi Merger Sub with and into Rovi (the “Rovi Merger”), with Rovi as the surviving entity in the Rovi Merger and becoming a wholly owned subsidiary of Parent, the merger of TiVo Merger Sub with and into TiVo (the “TiVo Merger,” and, collectively with the Rovi Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”), with TiVo as the surviving entity in the TiVo Merger and becoming a wholly owned subsidiary of Parent, subject to the terms and conditions set forth therein. The full text of the joint press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)           Exhibits

Exhibit No.	Description
3.1	First Amendment to the Third Amended and Restated Bylaws of the Company
99.1	Joint press release issued by the Company and Rovi Corporation on April 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date: April 29, 2016	By:	/s/ Naveen Chopra
		Name:	Naveen Chopra
		Title:	Interim Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	First Amendment to the Third Amended and Restated Bylaws of the Company
99.1	Joint press release issued by the Company and Rovi Corporation on April 29, 2016